EXHIBIT 10.18

                      REGISTRATION RIGHTS AGREEMENT
                      -----------------------------


     This Agreement is made as of July 31, 2000 by and among Host America Corporation, a Colorado corporation ("Company") and each of the persons listed on the Schedule of Purchasers who hold or will hold restricted shares of the Company's Common Stock attached hereto ("Purchasers").

                                RECITALS:
                                ---------

     Concurrently with the execution of this Agreement, the Purchasers are purchasing shares of the Company's restricted Common Stock pursuant to a Share Purchase Agreement ("Purchase Agreement," all terms defined in the Purchase Agreement to have the same meanings herein unless otherwise defined).

     The Purchasers wish to have the right to require the Company to register their shares of the Company's Common Stock under the Securities Act of 1933, as amended. The execution and delivery of this Agreement by the Company is a condition to the closing of the Share Purchase Agreement.

     NOW, THEREFORE, the parties, intending to be legally bound hereby agree as follows:

                               AGREEMENT:
                               ----------

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          (a) "HOLDER" shall mean any holder of Common Stock, but only if such holder is a Purchaser or a transferee of registration rights as permitted under Section 10.

          (b) "INITIATING HOLDERS" shall mean Holders of a majority of the Common Stock.

          (c) "COMMON STOCK" shall mean the shares of Common Stock issued pursuant to the Share Purchase Agreement together with all shares of common stock and other securities issued or issuable by reason of stock splits, stock dividends, combinations, mergers, exchanges or other reclassifications or recapitalizations.

          (d) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder.

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          (e)  "EXCHANGE ACT" shall mean the Securities Exchange Act of
1934, as amended, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder.

          (f) "REGISTRATION STATEMENT" shall mean a registration statement under the Securities Act.

     2.   DEMAND REGISTRATION

          (a) EXERCISE OF RIGHT. Subject to the terms and conditions of this Agreement, at any time after July 17, 2003 (but not within three months of the effective date of a Registration Statement other than on Form S-4 or S-8 or an equivalent successor form), one or more of Initiating Holders may request the registration of at least 20% of the Common Stock held by the Initiating Holders, the Company will prepare and file with the Securities and Exchange Commission a Registration Statement with respect to a public offering of the Common Stock which the Holders making such request desire to include in a public offering. In the event that a request for registration is made by less than all of the Holders, the Company will notify all other Holders of such request and any other Holder must notify the Company within thirty (30) days after such notice from the Company if it wishes to join in the request. The Company shall cause a Registration Statement to be filed as soon as practicable but in no event later than ninety (90) days after receipt of the initial request for registration; provided that the Company may defer the filing of a Registration Statement for up to one hundred twenty (120) days after the request for registration is made if the Board of Directors of the Company determines in good faith that it would be seriously detrimental to the Company to file the Registration Statement without such deferral. The Company shall use its best efforts to cause such Registration Statement to become effective as promptly as practicable.

          (b) UNDERWRITING. If the Initiating Holders intend to distribute the Common Stock covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection (a) and the Company shall include such information in its written notice to the other Holders. The right of any Holder to registration pursuant to this Section shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Common Stock in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders, the managing underwriter and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their Common Stock) enter into an underwriting agreement in customary form (including customary contribution provisions if requested by the managing underwriter) with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders and approved by the Company, which approval will not be unreasonably withheld.

          (c) MARKETING LIMITATIONS. The Company will not include in any registration any securities which are not Common Stock without the prior written consent of the holders of at least a majority of the Common Stock included in such registration. Notwithstanding any other provision of this
Section if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the

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Initiating Holders shall so advise all Holders of Common Stock and the number of shares of Common Stock that may be included in the registration and underwriting shall be allocated among all Holders desiring to participate in such registration in proportion, as nearly as practicable, to the respective shares of Common Stock held by such Holders at the time of filing the Registration Statement and no securities held by any person other than a Holder shall be included therein. No Common Stock or other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. Except with the consent of the Holders who own a majority of the Common Stock to be included in the registration, the Company shall not include securities for its own account or for the account of any person (other than the shares of Common Stock held by the Holders that are included in the registration in accordance with the provision of this Section 2) in any registration undertaken pursuant to this subsection and neither the Company nor any Holder shall offer or sell to the public any securities that are not included in the registration until at least ninety (90) days following the effective date of the registration.

          (d) Withdrawal. Any Holder may, at any time, prior to the effectiveness of a Registration Statement withdraw its Common Stock therefrom. The Company shall be obligated to register Common Stock pursuant to this Section 2 on only two occasions; provided that if prior to the effectiveness of a Registration Statement, the number of Holders participating or the number of shares of Common Stock included would not be sufficient to initiate a registration pursuant to this Section 2, the Company may withdraw its Registration Statement and, unless such insufficiency resulted from shares of Common Stock being withdrawn as a result of a material adverse event or circumstance relating to the Company which was not known to any of the Initiating Holders at the time of their request for registration, the Company will be deemed to have satisfied one of its obligations to register Common Stock under this Section 2.

          (e) REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. The Company will use its best efforts to:

               (i) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (A) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (B) in the case of any registration of Common Stock on Form S-3 which is intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the Registration Statement effective until all such Common Stock is sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of

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information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the Registration Statement;

               (ii) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

               (iii) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

               (iv) Notify each seller of Common Stock covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

               (v) Cause all such Common Stock registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               (vi) Provide a transfer agent and registrar for all Common Stock registered pursuant hereto and a CUSIP number of all such Common Stock, in each case not later than the effective date of such registration; and otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of the Securities Act
               (vii) OTHER REGISTRATION RIGHTS. Except for the Registration Rights granted previously to Baron Chase Securities, Inc. and as provided in this Agreement, the Company will not grant to any Persons in the future, the right to request the Company to register any equity or similar securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Common Stock.

     3.   PIGGYBACK REGISTRATION.

          (a) RIGHT TO JOIN IN REGISTRATION. If at any time following the date of this Agreement, the Company proposes to file a Registration Statement under the Securities Act seeking registration of any securities of the Company for sale for cash to the public either for its own account or for the account of any holder of securities of the Company, the Company shall promptly notify, in writing, each Holder of its intention to file such Registration Statement and in addition to, and independent of, the rights afforded by Section 2, will afford each Holder the opportunity to request inclusion in such Registration Statement of all or any part of its Common Stock. If any Holder desires to join in such Registration Statement, it shall, within thirty (30) days after the date of mailing such notice by the Company, notify the Company, in writing, of the number of shares of Common Stock it desires to include in any such Registration Statement. If a Holder requests inclusion of any Common Stock in such Registration Statement and if such public offering is to be underwritten, the Company will request the underwriters of the offering to purchase and sell such Common Stock. The right of any Holder to registration pursuant to this Section shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Common Stock in the underwriting unless otherwise agreed to by the Company.

          (b) MARKETING LIMITATION. If the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise the Holders and the other persons distributing their securities through such underwriting, and
(i) Common Stock held (or issuable upon conversion or exercise of securities held) by any person who does not have contractual rights of registration shall first be excluded and (ii) if such exclusion is not sufficient, Common Stock held (or issuable upon conversion or exercise of securities held) by any person other than a Holder and shares of Common Stock held by the Holders shall be excluded to the extent required to permit the number of shares of Common Stock and Common Stock held by such other persons that may be included in the registration and underwriting to be allocated among all such Holders and other persons in proportion, as nearly as practicable, to the number of shares of Common Stock held by all such Holders and shares of Common Stock held (or issuable upon conversion or exercise of securities held) by such other persons at the time of filing the Registration Statement; provided that (i) no such inclusion of Common Stock may reduce the securities being offered by the Company for its own account, and (ii) no securities held by an employee (or former employee) of the Company may be included in the registration without the prior written consent of Holders of a majority of the Common Stock to be included in the registration. No Common Stock or other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

     4. FORM S-3 REGISTRATION. The Company will use its best efforts to qualify for registration on Form S-3 (references to Form S-3 to include any equivalent successor form) and to that end, the Company has registered its Common Stock under the Exchange Act. After July 17, 2003, the Holders of Common Stock shall have the right to request an unlimited number of registrations on Form S-3 under this Section 4 (each such request shall be in writing and shall state the number of the shares of Common Stock to be disposed of and the intended method of disposition of such share by such Holder or Holders), provided that the Company shall not be required to effect more than two registrations pursuant to this Section 4 in any twelve-month period, and shall not be required to effect a registration unless the Holders requesting registration propose to dispose of shares of Common Stock that they reasonably anticipate will have an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $25,000. The Company shall give notice to all Holders of the receipt of a request for registration pursuant to this Section 4 and shall provide a reasonable opportunity for other Holders to participate in the registration. Subject to the foregoing, the Company shall use its best efforts to effect promptly the registration of all shares of Common Stock on Form S-3, to the extent requested by the Holders.

     5. STATE QUALIFICATION. In connection with any registration of Common Stock pursuant to Sections 2, 3 or 4 or the sale of Common Stock pursuant to Rule 144 under the Securities Act, the Company will use its best efforts to qualify the offering under such state securities laws as the Holders requesting registration shall reasonably request or to otherwise satisfy the requirements of such state securities laws; provided, that the Company shall not be obligated to take any action to effect any registration, qualification or compliance in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

     6. OTHER REGISTRATION RIGHTS. Except for Baron Chase Securities, Inc. and its assignors on or after the date of this Agreement, the Company will not grant to any existing or future purchaser of its securities any rights to require the Company to register such securities under the Securities Act that are more favorable than those provided for herein and will not grant any registration rights that diminish or adversely affect the registration rights of Holders hereunder or that could result in a reduction in the amount of any securities of the Holders that are included in any registration if the managing underwriter in any offering determined that marketing factors required the limitation of the number of shares of Common Stock or other securities to be included in the offering, provided that the foregoing shall not prohibit the Company from granting future purchasers of securities the right to participate with the Holders on a pro rata basis in the exercise of "piggyback" registration rights

     7. EXPENSES OF REGISTRATION. In connection with any Registration Statements prepared and filed in accordance with Sections 2, 3 or 4, the Company will bear the entire expense of the (i) preparation and filing of such Registration Statement, (ii) furnishing of such number of copies of the prospectus included therein as may be reasonably required in connection with the offering, (iii) qualification of such offering under such state securities laws (subject to Section 5) as the Holders requesting registration shall request, (iv) the fees and expenses of counsel for the Company and the fees (not to exceed $25,000) and expenses of one counsel for the Holders. The Holders shall pay all selling expenses attributable to their Common Stock that is included in the Registration Statement, including underwriting commissions and discounts.

     8. LEGAL OPINION; ACCOUNTANT'S LETTER. The Company shall furnish to each Holder of Common Stock included in a Registration Statement a signed counterpart, addressed to each such Holder (in the case of clause (i) below) or each such Holder who undertakes underwriters' or issuers' liability (in the case of clause (ii) below) and the underwriters, if any, of:

               (i) an opinion of counsel for the Company, dated the effective date of the Registration Statement; and

               (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the Registration Statement; covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to the events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in accountants' letters delivered to underwriters in connection with underwritten public offerings of securities.

     9.   INDEMNIFICATION.

          (a) Indemnification by Company. In the event of any registration of any of its securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Holder requesting or joining in a registration of such securities, each of its officers, directors and partners and such Holder's legal counsel and accountants, each underwriter (as defined in the Securities Act) and each controlling person of each of the foregoing, if any, (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), including any of the foregoing incurred in the settlement of any litigation, commenced or threatened, to which any of them may be subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or based upon
(A) any untrue statement (or alleged untrue statement) of any material fact contained in any offering circular or Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document, or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any violation by the Company of the Securities Act or any Blue Sky law or any other statute or common law, or any rule or regulation promulgated under the Securities Act or any Blue Sky law or any other law, applicable to the Company in connection with any such registration, qualification or compliance, and shall reimburse each such person entitled to indemnification under this subsection (a) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action including if requested by Holders holding a majority of the Common Stock included in the registration, the fees and disbursements of separate counsel designated by Holders holding a majority of such Common Stock; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such offering circular, Registration Statement, preliminary prospectus, summary prospectus, prospectus, or amendment or supplement thereto, or any other document, in reliance upon and in conformity with written information furnished to the Company by such person, specifically for use therein. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the person seeking indemnification and shall survive transfer of such securities by such Holder.

          (b) INDEMNIFICATION BY HOLDERS. The Company may require as a condition to having the Common Stock included among the securities as to which such registration is being effected that each Holder requesting or joining in a registration agree (severally and not jointly) to indemnify the Company, its directors and officers and each controlling person of each of the foregoing and each other such Holder, each of its officers, directors and partners and each controlling person of such Holder, against any losses, claims, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in the settlement of any litigation, commenced or threatened, joint or several, to which any of them may become subject under the Securities Act or under any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement (or alleged untrue statement) of any material fact contained in any offering circular or Registration Statement under which such securities were registered under the Securities Act at the request of such Holder pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, preliminary prospectus, summary prospectus, prospectus or amendment or supplement thereto, solely in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein, and to reimburse such persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action, provided that a Holder's total liability under any indemnity given pursuant to this subsection (b) shall not exceed the net proceeds received by such Holder from the sale of stock pursuant to the registration, unless it is finally judicially determined that such Holder provided any such written information upon which liability is based knowing it was false.

          (c) NOTICE OF CLAIM. Each party entitled to indemnification under this Agreement (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has written notification of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that (i) if the claim is made under clause (a) above, the Holders of a majority of the Common Stock included in the Registration will have the right to designate separate counsel, (ii) if separate counsel is not designated under clause (i) counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's expense, and (iii) the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this subsection (c). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

     10. Contribution. If the indemnification provided for in Section 9 is for any reason held to be unavailable, or insufficient to hold harmless an indemnified party with respect to any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damage or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand, and of the Indemnified Party on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations; provided, however that each Holder's liability under this Section 10 shall not exceed such Holder's net proceeds from the offering of securities made in connection with a registered offering pursuant to this Agreement. The relative fault of this Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of this Section 10 each person, if any, who controls, within the meaning of the Securities Act, any Indemnified Party shall have the same rights to contribution as such Indemnified Party, and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 10, will notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 10. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling.

     11. TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register Common Stock granted to the Holders may only be assigned to a transferee in connection with the transfer or assignment by a Holder of at least 5,000 shares of Common Stock; provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company in writing, and (c) such transferee or assignee executes a counterpart to this Agreement and agrees to comply with the terms of this Agreement.

     12. INFORMATION BY HOLDER. The Holder or Holders of Common Stock included in any registration shall furnish to the Company such customary information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Agreement; PROVIDED, that no holder of Common Stock included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

     13. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission which may at any time permit the sale of the Common Stock to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

          (a) PUBLIC INFORMATION. Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public.

          (b) Filings. File with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act.

          (c) EVIDENCE OF COMPLIANCE. So long as a Holder owns any Common Stock to furnish to the Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

          (d) OTHER ACTION. The Company, at its expense, will also take such other action that is necessary to permit the Holders to sell the Common Stock pursuant to the requirements of Rule 144.

     14. MARKET STANDOFF. Each Holder agrees in connection with any subsequent public offerings in excess of $5,000,000 that, upon request of the underwriters managing such offering, not to directly or indirectly sell, make any short sale of, loan, hypothecate, or pledge, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Common Stock (other than those included in the registration) without the prior written consent of such managing underwriters for such period of time (not to exceed ninety (90) days after the effective date of such registration) as may be requested by such managing underwriters; provided, that all officers, directors and holders of 5% or more of the Company's securities are similarly bound. Each Holder agrees to execute a lock-up agreement if requested by the managing underwriters; provided such agreement is not substantially more restrictive than the provisions of this Section.

          The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of 5% (on a fully diluted basis) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities to agree not to effect any public sale or distribution
(including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree

     15. NOTICES. All notices hereunder shall be in writing and shall be given by personal delivery or by registered or certified mail (postage prepaid and return receipt requested) or by courier or other delivery service (which obtains a receipt evidencing delivery) addressed (i) to any initial Holder at its address as set forth in the Schedule of Purchasers;

          With a copy, which shall not constitute notice, to:

               Quatrella & Rizio, LLC
               One Post Road
               Post Office Box 320019
               Fairfield, Connecticut  06432
               Attention:     William M. Petroccio
               Facsimile No.:  (203) 255-6618

 (ii) to any subsequent Holder at its address which it gives in the manner herein specified to the other parties to this Agreement and (iii) to the Company, at its address set forth below:

               Host America Corporation
               Two Broadway
               Hamden, Connecticut  06518
               Attention:     Geoffrey W. Ramsey

or such other address as any party may designate to the other parties hereto in accordance with the aforesaid procedure. All notices shall be deemed to have been given as of the date of personal delivery, delivery by a courier or as of the date of deposit in the United States mail, as the case may be.

     16. ASSIGNMENT, BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted transferees, heirs, executors, legal representatives and successors.

     17. COSTS OF ENFORCEMENT; REMEDIES. If any action or proceeding is instituted by any party to enforce or construe any provision of this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from such other party (or parties) all of its reasonable attorneys' fees and disbursements. The rights of the parties under this Agreement are unique and, accordingly, the parties intend that in addition to all other legal or equitable remedies available, injunctive relief and the remedy of specific performance may be utilized in the event of the breach or threatened breach of this Agreement.

     18. ENTIRE AGREEMENT. This Agreement contains the sole and entire understanding of the parties with respect to its subject matter, and all prior negotiations, discussions, commitments and understandings heretofore had between them with respect thereto are merged herein.

     19. AMENDMENTS AND WAIVERS. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of the Company and the Holders of at least 60% of the Common Stock then outstanding; provided that no such amendment or waiver shall affect the provisions of this Section 20 without the written consent of all Holders. No such waiver shall extend to or affect any obligation not expressly waived.

     20. COUNTERPARTS. This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original and which, together, shall constitute one and the same instrument.

     21. GOVERNING LAW. The validity, legality, enforceability and interpretation of this Agreement shall be governed by the laws of the State of Colorado, without giving effect to principles of conflicts of laws.

        (The remainder of this page is intentionally left blank.)

          IN WITNESS WHEREOF, this Agreement has been duly executed on the date hereinabove set forth.


COMPANY:

HOST AMERICA CORPORATION



By: /s/ GEOFFREY RAMSEY
   -----------------------------
Its: CEO, President
    ----------------------------

PURCHASERS:

/s/ GILBERT J. ROSSOMANDO
--------------------------------
Signature
Printed Name:  Gilbert J. Rossomando


/s/ MARK J. CERRETA
--------------------------------
Signature
Printed Name:  Mark J. Cerreta

                         SCHEDULE OF PURCHASERS
                         ----------------------


                    Gilbert J. Rossomando
                    Mark J. Cerreta